UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    January 19, 2023

CONTANGO ORE, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35770 (Commission File Number)	27-3431051 (I.R.S. Employer Identification No.)

3700 Buffalo Speedway, Suite 925 Houston, Texas (Address of principal executive offices)		77098 (Zip Code)

Registrant’s Telephone Number, including area code: (713) 877-1311

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement.

Subscription Agreements

On January 19, 2023, Contango ORE, Inc. (“the Company”) completed the issuance and sale of an aggregate of 117,500 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for $20.00 per share, and warrants (the “Warrants”) entitling each purchaser to purchase shares of Common Stock for $25.00 per share (the “Warrant Shares” and together with the Common Stock and the Warrants, the “Securities”), in a private placement (the “Private Placement”) to certain accredited investors (the “Investors”) pursuant to Subscription Agreements (the “Subscription Agreements”), dated as of January 19, 2023 between the Company and each Investor. The Subscription Agreements include customary representations, warranties, and covenants by the Investors and the Company.

Pursuant to the Warrants between the Company and each Investor, the Warrants will be exercisable, in full or in part, at any time until the second anniversary of their issuance, at an exercise price of $25.00 per share of Common Stock. The Warrants will also provide for certain adjustments that may be made to the exercise price and the number of shares of Common Stock issuable upon exercise due to future corporate events or actions.

Petrie Partners Securities, LLC (“Petrie”) assisted the Company with the Private Placement and will be entitled to receive compensation equal to 3.25 percent for Investors solicited by Petrie, for a total of approximately $0.04 million in placement agent fees. Petrie has provided to the Company in the past and may provide from time to time in the future certain securities offering, financial advisory, investment banking and other services for which it has received and may continue to receive customary fees and commissions.

Net proceeds from the Private Placement totaled approximately $2.3 million. The Company will use the net proceeds from the Private Placement to fund its exploration and development program and for general corporate purposes.

The Securities sold in the Private Placement were issued in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof. The bases for the availability of this exemption include the facts that the issuance was a private transaction which did not involve a public offering and the shares were offered and sold to a limited number of purchasers.

A copy of the form of Subscription Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Subscription Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Subscription Agreement. A copy of the form of Warrant is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Warrants in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the form of Warrant.

Registration Rights Agreement

Pursuant to a Registration Rights Agreement dated as of January 19, 2023 (the “Registration Rights Agreement”), by and among the Company and the Investors, the Company agreed to file up to one registration statement with the Securities and Exchange Commission upon demand from Investors holding a majority of the Shares at any time after six months after the Private Placement, but no later than three years after the Private Placement, in order to register the resale of the shares of Common Stock. The Registration Rights Agreement also granted certain piggyback rights to the Investors.

A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Registration Rights Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above under the heading “Subscription Agreements” regarding the issuance by the Company of an aggregate of 117,500 shares of Common Stock to the Investors as contemplated by the Subscription Agreements is incorporated herein by reference.  Petrie acted as sole placement agent in connection with the transaction.

Item 7.01.  Regulation FD Disclosure.

On January 19, 2023, the Company issued a press release relating to the transactions described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
4.1	Form of Registration Rights Agreement dated as of January 19, 2023.
10.1* 10.2*	Form of Subscription Agreement dated as of January 19, 2023. Form of Warrant dated as of January 19, 2023.
99.1	Press Release dated January 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*            Exhibits and schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By: /s/ Leah Gaines
Leah Gaines
Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary

Dated: January 19, 2023